         Exhibit 10.1

Execution Version
SECURITY PURCHASE AGREEMENT
This Security Purchase Agreement (this “Agreement”) is made as of June [__], 2020 (the “Effective Date”) by and between Amyris, Inc., a Delaware corporation (the “Company”), and each of the purchasers listed on Annex A hereto (each a “Purchaser,” and together the “Purchasers”).
1.Issuance of Securities. Effective as the Effective Date, the Company will issue and sell to the Purchasers an aggregate of (i) [______] shares (the “Common Shares”) of the Company’s Common Stock, $0.0001 par value per share (the “Common Stock”) and (ii) [______] shares (the “Preferred Shares” and, together with the Common Shares, the “Shares”, and the Shares together with the Underlying Shares (as defined below), the “Securities”) of the Company’s Series E Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), in each case as specified on Annex A. Each Purchaser will purchase the Shares set forth on Annex A at a price of $3.00 per Common Share or $1,000.00 per Preferred Share (the “Purchase Price”) in cash, which price has been determined by the Company’s board of directors to be the fair market value per share of the Shares. The total purchase price payable by the Purchasers for the Securities is $[______] (the “Total Purchase Price”). The specific number of Common Shares and/or Preferred Shares to be purchased by and issued to each Purchaser hereunder, and the purchase price payable hereunder by each Purchaser for such Common Shares and/or Preferred Shares, are set forth next to such Purchaser’s name on Annex A hereto.
2.Closing and Delivery.
(a)Closing. Subject to the satisfaction of the closing conditions set forth in Section 6, the closing (“Closing”) of the transactions contemplated hereby shall occur no later than five (5) Business Days following the date of this Agreement (such date, the “Closing Date”). The Closing shall be held at the offices of Fenwick & West LLP, 801 California Street, Mountain View, California 94041, or at such other time and place as the Company and the Purchasers mutually agree upon. “Business Day” shall mean any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
(b)Delivery. On or prior to the Closing Date, (i) the Company shall deliver to each Purchaser certificates or book-entry statements (“Certificates”), representing such aggregate number of Common Shares and Preferred Shares as set forth opposite such Purchaser’s name on Annex A to the address and in the manner as is set forth on such Purchaser’s signature page hereto (or as otherwise set forth in such Purchaser’s delivery instructions), duly executed on behalf of the Company and registered in the name of such Purchaser (or its nominee per its instructions) in the manner as is set forth on such Purchaser’s signature page hereto and (ii) at the Closing, upon confirmation that the applicable Certificates have been received by each Purchaser’s respective custodian, each Purchaser shall pay its respective aggregate Purchase Price to the Company for the Shares to be issued and sold to such Purchaser at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions.
(c)Authorized Shares. The Company covenants that as of the date hereof it has reserved, and during the period the Preferred Stock is outstanding it will maintain reserved, from its authorized and unissued Common Stock, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of Common Stock equal to the aggregate number of shares of Common Stock necessary to effect the conversion of the Preferred Stock (the “Underlying Shares”) pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock to be filed prior to the Closing by the Company with the Secretary of State of the State of Delaware, in the form of Exhibit C attached hereto (the “Certificate of Designation”). No procedures are required of a Purchaser in order to convert the Preferred Shares. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Preferred Shares. The Company shall honor conversions of the Preferred Shares and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in this Agreement, the schedules and exhibits attached hereto, the Certificate of Designation, the Irrevocable Transfer Agent Instructions (as defined below) and any other documents or agreements explicitly contemplated hereunder (collectively, the “Transaction Documents”.) Each Purchaser acknowledges that the Company shall not be required to issue any shares of Common Stock to a Purchaser upon conversion of any Preferred Shares until receipt of Stockholder Approval (as defined in the Certificate of Designation).
(d)Stockholder Approval. The Company shall obtain stockholder approval for the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock as is required by the applicable rules and regulations of the Nasdaq Global Select Market or any successor entity (the “Nasdaq Stock Market”), including Nasdaq Listing Standard Rule 5635(d), from the stockholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the date hereof (the “Stockholder Approval”). In no event shall the Company be obligated to issue shares of Common Stock upon conversion of the Preferred Shares to the extent such issuance would breach the Company’s obligations under the Nasdaq Listing Standard Rules.
3.Company Representations. Except as set forth in the supplemental disclosure schedule attached hereto as Exhibit D (such supplemental disclosure schedule, along with disclosure contained in the management presentation prepared and provided by the Company to each Purchaser prior to the date hereof, the “Supplemental Disclosure Document”), the Company represents and warrants to each Purchaser, as of the date hereof and as of the Closing Date, as follows:
(a)Organization and Standing. Each of the Company and its “Subsidiaries” (which for purposes of this Agreement means any significant subsidiary as defined in Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”)) is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated. The Company has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. Each of the Company and its Subsidiaries is qualified to do business as a foreign entity in every jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a material adverse effect, individually or in the aggregate, upon the business, properties, tangible and intangible assets, liabilities, operations, prospects, financial condition or results of operation of the Company and its Subsidiaries taken as whole or the ability of the Company to perform its obligations under the Transaction Documents (a “Material Adverse Effect”). The Company has no Subsidiaries except as set forth on Annex B hereto.
(b)Power. The Company has all requisite corporate power and authority to execute and deliver the Transaction Documents, to sell and issue the Securities hereunder, and to carry out and perform its obligations under the terms of the Transaction Documents.
(c)Authorization. The execution, delivery, and performance of each Transaction Document by the Company has been duly authorized by all requisite action on the part of the Company and its officers, directors and stockholders (other than the Stockholder Approval), and each Transaction Document constitutes the legal, valid, and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies (the “Enforceability Exceptions”).
(d)Consents and Approvals. Except for any Current Report on Form 8-K, Notice of Exempt Offering of Securities on Form D to be filed by the Company in connection with the transaction contemplated hereby, any required filing with the Nasdaq Stock Market and the Stockholder Approval and the filing of such Registration Statement(s) (as defined in Section 8 hereof) as required under Section 8 hereof, neither the Company nor any of its Subsidiaries is required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by the Transaction Documents. Assuming the accuracy of the representations of the Purchasers in Section 4, no consent, approval, authorization or other order of, or registration, qualification or filing with, any court, regulatory body, administrative agency, self-regulatory organization, stock exchange or market (including the Nasdaq Stock Market), or other governmental body is required for the execution and delivery of the Transaction Documents, the valid issuance, sale and delivery of the Securities to be sold pursuant to the Transaction Documents other than such as have been or will be made or obtained, or for any securities filings required to be made under federal or state securities laws applicable to the offering of the Securities. The Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to this Section 3(d).
(e)Non-Contravention. The execution and delivery of the Transaction Documents, the issuance, sale and delivery of the Securities to be sold by the Company under the

Transaction Documents (including, subject to the Company obtaining Stockholder Approval, the issuance of Underlying Shares upon the conversion of Preferred Shares), the performance by the Company of its obligations under the Transaction Documents and the consummation of the transactions contemplated hereby or thereby (including without limitation, the issuance of the Shares and the reservation for issuance of the Underlying Shares) do not and will not (a) conflict with, result in the breach or violation of, or constitute (with or without the giving of notice or the passage of time or both) a violation of, or default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, license, franchise, permit, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or its properties may be bound or affected, (ii) the Company’s restated certificate of incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), or the equivalent document with respect to any of the Company’s Subsidiaries, as amended and as in effect on the date hereof, or (iii) subject to Stockholder Approval, any statute or law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body (including the Nasdaq Stock Market), governmental agency, arbitration panel or authority applicable to the Company, any of its subsidiaries or their respective properties, except in the case of clauses (i) and (iii) for such conflicts, breaches, violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any if its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company is subject. For purposes of this Section 3(e), the term “material” shall include agreements, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound involving obligations (contingent or otherwise) of, or payments to, the Company in excess of $100,000 in a 12-month period.
(f)Issuance of Securities. The Shares are duly authorized and when issued and paid for pursuant to the terms of the Transaction Documents will be validly issued, fully paid, and nonassessable, and will be free of any liens or encumbrances with respect to the issuance thereof; provided, however, that the Shares shall be subject to restrictions on transfer under state or federal securities laws as set forth in the Transaction Documents, or as otherwise may be required under state or federal securities laws as set forth in the Transaction Documents at the time a transfer is proposed. Except as disclosed in reports, schedules, forms, proxy statements, statements and other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) during the two (2) years prior to the date hereof (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”), the issuance and delivery of the Shares will not be subject to preemptive, co-sale, right of first refusal or any other similar rights of any stockholder of the Company or any other person, or any liens or encumbrances or result in the triggering of any anti-dilution or other similar rights under any outstanding securities of the Company. The Underlying Shares issuable upon conversion of the Preferred Stock have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement and as set forth in the Certificate of Designation, will be validly issued, fully paid, and nonassessable, and will be free of any liens or encumbrances with respect to the issuance thereof; provided, however, that the Underlying Shares shall be subject to restrictions on transfer under state or federal securities laws as set forth in the Transaction Documents, or as otherwise may be required under state or federal securities laws as set forth in the Transaction Documents at the time a transfer is proposed. Except as disclosed in the SEC Documents, the issuance and delivery of the Underlying Shares will not be subject to preemptive, co-sale, right of first refusal or any other similar rights of any stockholder of the Company or any other person, or any liens or encumbrances or result in the triggering of any anti-dilution or other similar rights under any outstanding securities of the Company.
(g)No Bad Actors. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the Placement, any beneficial owner of 20% or more of the Company’s outstanding voting securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) of the 1933 Act.
(h)No Registration. Assuming the accuracy of each of the representations and warranties of the Purchasers in Section 4 hereof, the issuance by the Company of the Securities is exempt from registration under the Securities Act.
(i)Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and that the obligations of each Purchaser under this Agreement and the other Transaction Documents are several and not joint. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.
(j)No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Purchaser or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company acknowledges that it has engaged Jefferies LLC, Cowen and Company, LLC and Oppenheimer & Co. Inc. as placement agents (the “Agents”) in connection with the sale of the Securities. Other than the Agents, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.
(k)No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company for purposes of any applicable stockholder approval provisions (other than the Stockholder Approval), including, without limitation, under the rules and regulations of any exchange on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the issuance of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.
(l)Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Delaware which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.
(m)SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act. The Company has delivered to the Purchasers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Supplemental Disclosure Document, as of its date and as of the date hereof, did not and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, except as set forth in the Company’s Annual Report on Form 10-K filed with the SEC on October 1, 2019, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Documents, including, without limitation, disclosure contained in any information referred to in Section 4(c) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made not misleading.
(n)Absence of Certain Changes. Since March 31, 2020, there has been no material adverse change to, and no material adverse development in, the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries. Since March 31, 2020, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead any such creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(n), “Insolvent” means, with respect to any Person (as defined in Section 3(u)), (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness (as defined in Section 3(u)), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.
(o)No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur,

with respect to the Company or any of its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.
(p)Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, except as disclosed in the SEC Documents, the Company is not in violation of any of the rules, regulations or requirements of the Nasdaq Stock Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Nasdaq Stock Market in the foreseeable future. Since March 31, 2020, (i) the Common Stock has been included for listing on the Nasdaq Stock Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Nasdaq Stock Market and (iii) except as set forth in the SEC Documents, the Company has received no communication, written or oral, from the SEC or the Nasdaq Stock Market regarding the suspension or delisting of the Common Stock from the Nasdaq Stock Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses as currently conducted, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.
(q)Foreign Corrupt Practices. None of the Company, the Company’s Subsidiaries or any director or officer of the Company, or, to the Company’s knowledge, any agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its, his or her actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
(r)Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.
(s)Transactions With Affiliates. Except as set forth in the SEC Documents filed at least ten (10) days prior to the date hereof, none of the officers or directors of the Company or any of its Subsidiaries, and, to the knowledge of the Company, none of the employees of the Company or any of its Subsidiaries, is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner; provided that certain of the Purchasers party to this Agreement may be affiliates of directors of the Company.
(t)Equity Capitalization. The capitalization of the Company as of March 31, 2020 is as set forth in the Company’s Form 10-Q filed with the SEC on May 11, 2020. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. The Company has not issued any capital stock since March 31, 2020 other than to reflect stock option and warrant exercises or vesting of restricted stock units that do not, individually or in the aggregate, have a material effect on the issued and outstanding capital stock, options and other securities of the Company. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that have not been effectively waived as of the Closing Date. Except as set forth in the SEC Documents or as a result of the purchase and sale of the Shares: (i) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except for the registration rights granted pursuant to Section 8 hereof); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not reasonably be expected to have a Material Adverse Effect. The Company has furnished to the Purchasers, or filed as exhibits to the SEC Documents, true, correct and complete copies of the Company’s Certificate of Incorporation, the Company’s Bylaws, and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.
(u)Indebtedness and Other Contracts. Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. The SEC Documents provide a detailed description of the material terms of any such outstanding Indebtedness of the Company. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
(v)Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by the Nasdaq Stock Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise. No court, administrative body or arbitral body has issued any order, judgment, decree or injunction restricting the operation of the business of the Company or any of its Subsidiaries.
(w)Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
(x)Employee Relations.
a.Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

b.The Company and its Subsidiaries, to their knowledge, are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
i.Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
ii.Intellectual Property Rights. The Company owns, possesses or can acquire on reasonable terms sufficient trademarks, service marks, trade names, patents, copyrights (including registrations and applications for any of the foregoing), domain names, licenses, approvals, trade secrets, know how, inventions, technology and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct its business as now conducted and as proposed to be conducted as set forth in the SEC Documents. To the Company’s knowledge, the operation of the business of the Company, as now conducted or as proposed to be conducted in the SEC Documents, together with the Company’s use of the Company’s Intellectual Property Rights, does not conflict with, infringe, misappropriate or otherwise violate the Intellectual Property Rights of any third party. Except as disclosed in the SEC Documents, no actions, suits, claims or proceedings have been asserted, or, to the best of our knowledge, threatened against the Company alleging any of the foregoing or seeking to challenge, deny or restrict the operation of the business of the Company and the Company is unaware of any facts which would form a reasonable basis for any such claim. Except as disclosed in the SEC Documents, the Company has not received any notice of a claim of infringement, misappropriation or conflict with Intellectual Property Rights of others, except for such claims that would not, individually or the in aggregate, be reasonably expected to have a Material Adverse Effect.
Except as disclosed in the SEC Documents, the Intellectual Property Rights owned by the Company and, to the knowledge of the Company, any Intellectual Property Rights licensed to the Company have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such challenge, except for such actions, suits, proceedings, or claims that would not, individually or the in aggregate, be reasonably expected to have a Material Adverse Effect. Except as otherwise disclosed in the SEC Documents, the Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the SEC Documents. None of the technology or intellectual property used by the Company in its business has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees or otherwise in violation of the rights of any persons.
The Company has duly and properly filed or caused to be filed with the U.S. Patent and Trademark Office (the “PTO”), foreign patent authorities and/or international patent authorities all patent applications disclosed in the SEC Documents as owned by the Company (the “Company Patent Applications”). The Company has complied with the PTO’s duty of candor and disclosure for the Company Patent Applications and has made no material misrepresentation during prosecution of the Company Patent Applications. To the Company’s knowledge, the Company Patent Applications disclose patentable subject matters, correctly name the inventors of the claimed subject matter and the Company has not been notified of any inventorship challenges nor has any interference been declared or provoked. In addition, no material fact is known by the Company that would preclude the issuance of patents with respect to the Company Patent Applications, or that would render such patents, if issued, invalid or unenforceable.
The Company has used its best efforts, but in no event less than those efforts which would accord with normal industry practice, to maintain the confidentiality of the trade secrets and other confidential Intellectual Property Rights used in connection with the Company’s business. Except as would not reasonably be expected to have a Material Adverse Effect, all material trade secrets used in connection with the Company’s business are valid and protectible. Furthermore, (i) there has been no misappropriation of any material trade secrets or other material confidential Intellectual Property Rights used in connection with the business of the Company by any person; (ii) no employee, independent contractor or agent of the Company has misappropriated any trade secrets of any other person in the course of performance as an employee, independent contractor or agent of the Company; (iii) no third party is using or has been granted any rights to use any trade secret or other confidential Intellectual Property Rights material to the business of the Company; and (iv) no employee, independent contractor or agent of the Company is in default or breach of any term of any employment agreement, nondisclosure agreement, assignment of invention agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of Intellectual Property Rights, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
iii. Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
iv.Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.
v.Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.
vi.Tax Status. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.
vii.Internal Accounting and Disclosure Controls. Except as set forth in the SEC Documents, the Company maintains a system of internal controls over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in the SEC Documents, during the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.
viii.Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and any Subsidiary and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in the SEC Documents and is not so disclosed or that otherwise would be reasonably expected to have a Material Adverse Effect.
ix.Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
x.Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
xi.Manipulation of Price. Neither the Company, any Subsidiary, nor any of their respective officers or directors has, and to the Company’s knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Agents, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Agents, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.
xii.Disclosure. The Company confirms that prior to the date hereof it has provided each Purchaser with a copy of the Amyris, Inc. Management Presentation dated May 2020 and has afforded such Purchaser reasonable opportunity to ask questions of the Company’s management with respect thereto. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information that will not be included in the 8-K Filing (as defined below). The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in entering into this Agreement, acquiring the Securities to be acquired by such Purchaser hereunder and subsequently effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company or any of its Subsidiaries, their business and the transactions contemplated hereby, including the Supplemental Disclosure Document, furnished by or on behalf of the Company is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.
xiii.Acknowledgement Regarding Purchasers’ Trading Activity. Anything in this Agreement to the contrary notwithstanding, but subject to compliance by the Purchasers with applicable law, it is understood and acknowledged by the Company (i) that none of the Purchasers have been asked by the Company or its Subsidiaries to agree, nor has any Purchaser agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including, without limitation, short sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that any Purchaser, and counterparties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that no Purchaser shall be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that, subject to compliance by the Purchasers with applicable law, (a) one or more Purchasers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Shares deliverable with respect to Securities are being determined and (b) such hedging and/or trading activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging and/or trading activities are being conducted.
xiv.U.S. Real Property Holding Corporation. The Company is not, nor has it ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Purchaser’s request.

xv.Shell Company. The Company is not now and has not been, at any time during the past three (3) years, a shell company as defined by Rule 405 of the Securities Act and has never been an issuer subject to Rule 144(i) under the Securities Act.
xvi.Reliance. The Company agrees and acknowledges that the Agents may rely on the representations, warranties, agreements and covenants of the Company contained in the Agreement as if such representations, warranties, agreements and covenants, as applicable, were made directly to the Agents. The Company further agrees that the Agents may rely on any legal opinion(s) to be delivered pursuant to the Agreement.
xvii.Exculpation. The Company agrees, for the express benefit of the Agents, the Agents’ affiliates and their respective representatives, that:
(A) None of the Agents or any of their affiliates or any of their respective representatives (i) has any duties or obligations other than those specifically set forth herein or in each of the engagement letters by and between the Company and each of the Agents (the “Engagement Letters”), (ii) shall be liable for any improper payment made in accordance with information provided by the Company, (iii) makes any representation or warranty pursuant to the Agreement or in connection with any of the transactions contemplated thereby, or (iv) shall be liable for (x) any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion, rights or powers conferred upon any of them by the Agreement or (y) anything which any of them may do or refrain from doing in connection with the Agreement, except for their own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment.
(B) None of the Agents, any of their affiliates or any of their respective representatives shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with the Agreement, (ii) the contents, validity, accuracy, value or genuineness of any certificate, report or other document delivered by or on behalf of the Company, any Purchaser or any other party pursuant to the Agreement or in connection with any of the transactions contemplated thereby, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in the Agreement, (iv) the validity, enforceability, effectiveness or genuineness of the Agreement, or (v) the satisfaction of any condition set forth in the Agreement.
(C) The Agents, their affiliates and their respective representatives shall be entitled to (i) rely on, and shall not incur any liability for acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, (ii) consult with legal counsel and other experts, and shall not be liable for any action taken or not taken in accordance with the advice of any such counsel or experts, and (iii) be indemnified by the Company for acting as Agents pursuant to the indemnification provisions set forth in the Engagement Letters.

4.Investment Representations. In connection with the receipt of the Securities pursuant to this Agreement, each Purchaser, severally and not jointly, represents to the Company as of the date hereof and as of the Closing Date as follows:
xviii.No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement do not and will not contravene or constitute a default under, or violation of, or be subject to penalties under, (i) any agreement (or require the consent of any party under any such agreement that has not been made or obtained) to which such Purchaser is a party, or (ii) any judgment, injunction, order, decree or other instrument binding upon such Purchaser, except where such contravention, default, violation or failure to obtain a consent, individually or in the aggregate, would not reasonably be expected to impair Purchaser’s ability to perform fully any obligation which Purchaser has or will have under this Agreement.
xix.Accredited Investor Status. Such Purchaser understands the definition of the term “accredited investor” within the meaning of Rule 501(a) of Regulation D, promulgated by the SEC under the Securities Act, and such Purchaser qualifies as an accredited investor.
xx.No Public Sale or Distribution. Such Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Such Purchaser is acquiring the Securities for investment for its own account only and not with a view to, or for resale in connection with, any public sale or “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law in violation of the Securities Act or such applicable provision of state law. Such Purchaser does not have any present intention to transfer the Securities to any other person or entity in such a “distribution;” provided, however, that by making the representations herein, such Purchaser (i) does not agree to hold any of the Securities it acquires for any minimum or other specific term and (ii) reserves the right to dispose of any or all the Securities it acquires at any time in accordance with or pursuant to a registration statement or a registration exemption under the Securities Act and pursuant to the applicable terms of this Agreement.
xxi.Reliance on Exemptions. Such Purchaser understands that the Securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of such Purchaser’s investment intent as expressed herein. Such Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except for the registration rights granted pursuant to Section 8 hereof.
xxii.Information. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Purchaser. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the

Company. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Such Purchaser understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Purchaser has not relied on any information or advice furnished by or on behalf of the Agents in connection with the transactions contemplated hereby.
xxiii.No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
xxiv.Transfer or Resale. Such Purchaser understands that except for the registration rights granted pursuant to Section 8 hereof: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto); (ii) any sale of the Securities made in reliance on Rule 144 or Rule 144A may be made only in accordance with the terms of Rule 144 or Rule 144A and further, if Rule 144 or Rule 144A is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement, including, without limitation, this Section 4(g).
xxv.Legends. Such Purchaser understands that the Certificates representing the Preferred Shares and, until such time as the resale of the Common Shares and the Underlying Shares has been registered under the Securities Act as contemplated by Section 8 hereof, the Certificates representing the Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Certificates):
[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.
The legend set forth above shall be removed and the Company shall issue a Certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.
xxvi.Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Purchaser and shall constitute the legal, valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by Enforceability Exceptions.
xxvii.Independent Investigation. Such Purchaser acknowledges and agrees that in making its decision to enter into the Agreement, such Purchaser has not relied on the advice of, or any representations by the Agents or any of the Agents’ affiliates or any representatives of the Agents or their affiliates in making such decision, and (b) neither the Agents nor any of their representatives have any responsibility with respect to the completeness or accuracy of any information or materials furnished to such Purchaser in connection with the transactions contemplated by the Agreement.

xxviii.Private Placement. The parties agree that the offer and sale of the Securities pursuant to this Agreement have been conducted pursuant to Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act.
xxix.Acknowledgement of Bad Actor Disclosure. The Purchaser Acknowledges the disclosure pursuant to Rule 506(d) of Regulation D promulgated under the Securities Act, related to the certain “bad actor disqualification” event (as defined in Rule 506(d) of Regulation D promulgated under the Securities Act) in Exhibit G hereto with respect to Jefferies LLC.
5.Covenants.
xxx.Best Efforts. Each party shall use its best efforts timely to satisfy each of the covenants and conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.
xxxi.Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.
xxxii.Reporting Status. Until the earlier of (i) the date on which the Purchasers shall have sold all the Common Shares and the Underlying Shares or (ii) the date on which all the Common Shares and the Underlying Shares may be resold pursuant to Rule 144 without (x) the requirement for the Company to be in compliance with the current public information requirement under Rule 144 as to such securities and (y) volume or manner-of-sale restrictions (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.
xxxiii.Use of Proceeds. The Company will use the proceeds from the sale of the Securities for the repayment of outstanding Indebtedness as set forth in Annex C hereto and the remainder for general corporate purposes, which may include repayment of additional outstanding Indebtedness. The Company will use its commercially reasonable best efforts to repay the indebtedness set forth on Annex C promptly following the Closing.
xxxiv.Financial Information. The Company agrees to furnish the following to each Purchaser during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after such filing, a copy of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’

equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act, (ii) unless the following are either filed with the SEC through EDGAR and are available to the public through the EDGAR system or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), within four (4) Business Days after the release thereof, facsimile or e-mailed copies of all press releases issued by the Company, and (iii) unless the following are either filed with the SEC through EDGAR and are available to the public through the EDGAR system, copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.
xxxv.Listing of Shares; Stockholder Approval. In the time and manner required by the Nasdaq Stock Market, the Company shall prepare and file with the Nasdaq Stock Market an additional shares listing application covering all of the Common Shares and Underlying Shares, and shall take all steps necessary to cause all of the Common Shares and Underlying Shares to be approved for listing on the Nasdaq Stock Market as promptly as possible thereafter; provided, however, that the requirement to list the Underlying Shares shall be subject to the Company’s first obtaining Stockholder Approval. In addition, the Company shall hold a special meeting of stockholders within 75 calendar days of the date hereof for the purpose of obtaining Stockholder Approval, with the recommendation of the board of directors that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Stockholder Approval. If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting every six months thereafter to seek Stockholder Approval until Stockholder Approval is obtained. The Company shall not take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on any applicable Trading Market (as defined below).
xxxvi.Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Purchaser) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Agents. Except as otherwise set forth in this Agreement, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Purchasers.
xxxvii.Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other agreement, including, without limitation, Section 4(g) of this Agreement; provided that a Purchaser and its pledgee shall be required to comply with the provisions of Section 4(g) of this Agreement in order to effect a sale, transfer or assignment of Securities to such pledgee.

xxxviii.Disclosure of Transactions and Other Material Information. On or before 5:30 p.m., New York City time, on the first Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement and disclosing any other material, nonpublic information that the Company may have provided to any Purchaser at any time prior thereto (including any such information contained in the Supplemental Disclosure Document) in the form required by the 1934 Act and attaching the material transaction documents (including, without limitation, this Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, and without limitations of the Company’s representations and warranties set forth in Section 3(jj), no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Purchaser with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express prior written consent of such Purchaser. If a Purchaser has, or believes it has, received from the Company, any of its Subsidiaries, or any of their respective officers or directors any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof. The Company shall, within five (5) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information or confirm in writing to such Purchaser that such information does not constitute material, nonpublic information regarding the Company or any of its Subsidiaries. “Trading Day” means any day on which the Common Stock are traded on the Nasdaq Stock Market, or, if the Nasdaq Stock Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded (a “Trading Market”); provided that “Trading Day” shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York time). Neither the Company, its Subsidiaries nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Purchaser shall be provided a draft of such press release or other public disclosure prior to its release and given the opportunity to comment). Without the prior written consent of any applicable Purchaser, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Purchaser in any filing, announcement, release or otherwise other than in connection with this Agreement, as contemplated pursuant to the this Agreement, unless such disclosure is required by law, regulation or the Nasdaq Stock Market.

xxxix.Reservation of Shares. The Company has reserved and shall keep available at all times during which any of the Preferred Shares remains outstanding, free of preemptive rights, the number of shares of Common Stock required for the purpose of enabling the Company to issue the Underlying Shares upon conversion of the Preferred Shares pursuant to the Certificate of Designation. The Certificate of Designation sets forth the totality of the procedures required in order to convert the Preferred Shares. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Preferred Shares. The Company shall honor conversions of the Preferred Shares and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.
xl.Acknowledgment of Dilution. The Company acknowledges that the issuance of the Common Shares and the issuance of the Underlying Shares upon Conversion of the Preferred Shares, may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Shares and the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.
xli.Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.
xlii.Removal of Legends. The legend set forth in Section 4(h) above shall be promptly removed and the Company shall issue a Certificate without such legend or any other legend to the holder of the applicable Shares or Underlying Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Shares or Underlying Shares are registered for resale under the Securities Act (provided that, if a Purchaser is selling pursuant to a Registration Statement (as defined in Section 8 hereof), such Purchaser agrees to only sell such Shares or Underlying Shares during such time that such Registration Statement is effective and not withdrawn or suspended, and only as permitted by the Registration Statement), (ii) such Shares or Underlying Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company within the meaning of Rule 144(a)(1)), or (iii) such Shares or Underlying Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the Registration Statement Effectiveness (as defined in Section 8 hereof) or (ii) Rule 144 becoming available for the resale of Shares or Underlying Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, the Company shall deliver to the Company’s transfer agent (the “Transfer Agent”) irrevocable instructions to the Transfer Agent, and any subsequent transfer agent, in substantially the form of Exhibit E attached hereto (the “Irrevocable Transfer Agent Instructions”) that the Transfer Agent shall reissue a Certificate representing the applicable Shares or Underlying Shares without legend. Any fees (with respect to the Transfer Agent or otherwise) associated with the removal of such legend shall be borne by the Company. Following the Registration Statement Effectiveness, or at such earlier time as a legend is no longer required for certain Shares or Underlying Shares (in which case a Purchaser shall also be required to provide reasonable assurances, in the form of seller and, if applicable, broker representation letters), the Company will no later than two Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of (i) a legended Certificate representing Shares or Underlying Shares (endorsed or with stock powers attached, signatures guaranteed, or otherwise in form necessary to effect the reissuance and/or transfer) or (ii) an opinion of counsel to the extent required by Section 4(g), deliver or cause to be delivered to the transferee of such Purchaser or such Purchaser, as applicable, evidence of a Certificate representing such Shares or Underlying Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 5(m) other than to comply with applicable law. Certificates for Shares or Underlying Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to a Purchaser by crediting the account of such Purchaser’s prime broker with DTC as directed by such Purchaser.
xliii.Irrevocable Transfer Agent Instructions. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in Section 5(m) (or instructions that are consistent therewith) will be given by the Company to the Transfer Agent in connection with this Agreement, other than with respect to the issuance of the Underlying Shares upon a valid conversion of the Preferred Stock, and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 5(n) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(n) will be inadequate and agrees, in the event of a breach by the Company of the provisions of this Section 5(n), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.
xliv.Buy-In. If the Company shall fail for any reason or for no reason to issue to a Purchaser an un-legended Certificate within two Trading Days after receipt of all documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to such Purchaser, if on or after the Trading Day immediately following such two Trading Day period, such Purchaser is required to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three Trading Days after such Purchaser’s request and in the Company’s sole discretion, either (i) pay cash to such Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the shares of Common Stock held by such Purchaser equal to the number of shares of Common Stock so purchased shall be forfeited to the Company and the Company’s obligation to deliver such book-entry statement (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser book-entry statements representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, multiplied by (b) the Closing Bid Price on the Deadline Date. A Purchaser shall provide the Company written notice indicating the amounts payable to such Purchaser in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.
xlv.Nasdaq Listing Standard Rule 5635(d) Compliance. Notwithstanding anything in this Agreement to the contrary, including without limitation Section 4(g), each Purchaser, severally but not jointly, acknowledges and agrees that, in order to ensure the Company’s compliance with Nasdaq Listing Standard Rule 5635(d) and applicable interpretations thereunder in connection with the transactions contemplated by this Agreement, until such time as Stockholder Approval is obtained: (a) such Purchaser shall not vote the Common Shares on any proposal at any special meeting or annual meeting of the stockholders of the Company seeking approval from the stockholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the date hereof; (b) such Purchaser understands and agrees that the Company shall be entitled to take appropriate actions to enforce the voting restriction in clause (a) hereof at any such special meeting or annual meeting of the stockholders of the Company; (c) in addition to any other requirements under this Agreement, as a condition of transfer of the Common Shares or any interest therein, any transferee shall agree in writing to be bound by the terms of this Section 4(p); and (d) such Purchaser understands and confirms that the Company shall be relying on the foregoing covenants in entering into this Agreement and issuing the Common Shares.
xlvi. Repayment of Paycheck Protection Program Loan. The Company shall repay in full the entire amount of the loan, in the aggregate amount of $9,999,995.00, the Company received under the Paycheck Protection Program within ten (10) Business Days of the Closing Date.
xlvii.No Share Issuances. Prior to the Closing Date, other than the stock-based compensation expense related to the employee stock option plan, the Company shall not issue any shares of its capital stock or other equity securities (or securities convertible into its equity securities).
6.Closing Conditions.
xlviii.The obligations of the Company to deliver the Shares to each Purchaser on the Closing Date is subject to the satisfaction of each of the following conditions:

(i)The representations and warranties of such Purchaser contained in this Agreement shall be true and correct on the date hereof and on and as of the Closing Date as if made on and as of such date (except for representations and warranties that speak as of a specific date, which are accurate as of such specified date). Such Purchaser shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by it at or prior to the Closing Date.
(ii)The Company shall have obtained all governmental, regulatory or third party consents, permits, approvals, registrations, waivers and any other required approvals that are necessary for consummation of the purchase and sale of the Shares at the Closing, all of which shall be and remain so long as necessary in full force and effect. For the avoidance of doubt, any required approvals, including without limitation the Stockholder Approval, that are not necessary for the consummation of the purchase and sale of the Shares at the Closing shall not be required by this clause (2).
(iii)No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
xlix.The obligations of each Purchaser to purchase its Shares on the Closing Date is subject to the satisfaction of each of the following conditions:
(iv)The representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on and as of the Closing Date as if made on and as of such date (except for representations and warranties that speak as of a specific date, which are accurate as of such specified date). The Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchasers shall have received (i) a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect in the form attached hereto as Exhibit A-1 and (ii) a certificate in the form attached hereto as Exhibit A-2, executed by the Secretary of the Company, dated as of the Closing Date, attaching and certifying as to the completeness and accuracy of (A) the Certificate of Incorporation, as amended, including the Certificate of Designation, of the Company; (B) the Bylaws of the Company; (C) resolutions of the board of directors (or an authorized committee thereof) approving this Agreement and the transactions contemplated by this Agreement; and (D) the report of election that certifies the results of the shareholder votes from the Company’s annual shareholder meeting held on May 29, 2020.
(v)Since the date of execution of this Agreement, (i) no event or series of events shall have occurred that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company shall not have commenced a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law and (iii) there shall not have occurred the commencement against the Company of an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent.
(vi)The Company shall have duly executed and delivered to each Purchaser (i) this Agreement, (ii) the Common Shares (in such amounts as set forth opposite such Purchaser’s name in Annex A) and (iii) the Preferred Shares (in such amounts as set forth opposite such Purchaser’s name in Annex A).
(vii)The Purchasers and Agents shall have received the opinion of Fenwick & West LLP, counsel for the Company, dated as of the Closing Date, in substantially the form of Exhibit B attached hereto.
(viii)The Company shall have delivered to the Purchasers a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Transfer Agent.
(ix)The Company shall have delivered to the Purchasers a certificate evidencing the incorporation and good standing of the Company in the State of Delaware issued by the Secretary of State of the State of Delaware as of a date within ten (10) days of the Closing Date.
(x)The Common Stock (I) shall be listed on the Nasdaq Stock Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Nasdaq Stock Market from trading on the Nasdaq Stock Market nor shall suspension by the SEC or the Nasdaq Stock Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Nasdaq Stock Market or (B) by falling below the minimum listing maintenance requirements of the Nasdaq Stock Market.
(xi)The Nasdaq Stock Market shall have approved the listing of additional shares application for the Common Shares and Underlying Shares.
(xii)The Purchasers shall have received evidence from the Secretary of State of the State of Delaware that the Certificate of Designation has been filed with the Secretary of State of the State of Delaware as of the Closing Date and has become effective as of the Closing Date.
(xiii)The Company shall have delivered to the Purchasers a letter from the Transfer Agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.
(xiv)The Company shall have obtained all governmental, regulatory or third party consents, permits, approvals, registrations, waivers and any other required approvals that are necessary for consummation of the purchase and sale of the Shares at the Closing, all of which shall be and remain so long as necessary in full force and effect. For the avoidance of doubt, any required approvals, including without limitation the Stockholder Approval, that are not necessary for the consummation of the purchase and sale of the Shares at the Closing shall not be required by this clause (11).
(xv)No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
(xvi)The Company shall have delivered to the Purchasers an Acknowledgement Letter in substantially the form of Exhibit F attached hereto executed by each lender listed on Schedule 3(u) of Exhibit D attached hereto, or such other evidence of the matters set forth therein as shall be satisfactory to the Agents.
(xvii)The Company shall have delivered to such Purchaser such other documents relating to the transactions contemplated by this Agreement as such Purchaser or its counsel may reasonably request.
7.[Reserved]
8.Registration Rights.
l.Within 45 calendar days of the date hereof (the “Filing Deadline”), the Company shall file with the SEC a registration statement on Form S-1 (an “Initial Registration Statement”) providing for the resale by the Purchasers of the Common Shares and the Underlying Shares (the “Registrable Securities”). The Company shall use commercially reasonable efforts to (i) cause the Initial Registration Statement to become effective within 90 days (120 days if reviewed by the SEC) following the date hereof (the “Effectiveness Deadline” and, the date on which the Registration Statement becomes effective, the “Registration Statement Effectiveness”) and (ii) keep the Initial Registration Statement effective at all times until (x) no Purchasers beneficially own any Registrable Securities or (y) the Registrable Securities may be resold by the Purchaser under Rule 144 of the Securities Act without (1) the requirement for the Company to be in compliance with the current public information requirement under Rule 144 as to such securities and (2) volume or manner-of-sale restrictions.
li.In the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 of the Securities Act, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Purchasers thereof, (ii) use its reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (iii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities on the

Initial Registration Statement. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its commercially reasonable efforts to file with the SEC one or more registration statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”). For the purposes of this Agreement, “Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements) and amendments and supplements to such Registration Statements, including post-effective amendments.
lii.All expenses incurred by the Company in complying with Section 8 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Purchaser) shall be borne by the Company. All selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Purchaser relating to the sale of securities registered by or on behalf of Purchasers (“Selling Expenses”) shall be borne by such Purchasers pro rata on the basis of the number of securities so registered; provided, however, that, with respect to Selling Expenses that constitute fees and expenses of legal counsel, each Purchaser shall be responsible only for the fees and expenses of such Purchaser’s legal counsel.
liii.The Company further agrees that, in the event that (i) the Initial Registration Statement has not been filed by the Filing Deadline (solely if the Initial Registration Statement is also not declared effective by the SEC by the Effectiveness Deadline), (ii) the Initial Registration Statement or the New Registration Statement, as applicable, has not been declared effective by the SEC by the Effectiveness Deadline, (iii) after such Registration Statement is declared effective by the SEC, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Purchasers are not permitted to utilize the prospectus therein to resell such Registrable Securities or (iv) after the date six months following the Closing Date, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the 1934 Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Purchasers who are not affiliates of the Company (as defined in Rule 144(a)(1)) are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (each such event referred to in clauses (i) through (iv), a “Registration Default” and, for purposes of such clauses, the date on which such Registration Default occurs, a “Default Date”), then in addition to any other rights the Purchasers may have hereunder or under applicable law, on each such Default Date and on each monthly anniversary of each such Default

Date (if the applicable Registration Default shall not have been cured by such date) until the applicable Registration Default is cured, the Company shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1.0% of the aggregate Purchase Price paid by such Purchaser pursuant to this Agreement for any Registrable Securities held by such Purchaser on the Default Date; provided, however, that if a Purchaser fails to provide the Company with any information requested by the Company that is required to be provided in such Registration Statement with respect to such Purchaser as set forth herein, then, for purposes of this Section, the Filing Deadline or Effectiveness Deadline, as applicable, for a Registration Statement with respect to such Purchaser shall be extended until five (5) Business Days following the date of receipt by the Company of such required information from such Purchaser; and in no event shall the Company be required hereunder to pay to any Purchaser pursuant to this Agreement an aggregate amount that exceeds 5.0% of the Total Purchase Price paid by such Purchaser for such Purchaser’s Securities. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of a Registration Default, except in the case of the first Default Date. The Company shall deliver said cash payment to the Purchaser by the fifth (5th) Business Day after the date payable. If the Company fails to pay said cash payment to any Purchaser in full by the fifth (5th) Business Day after the date payable, the Company will pay interest thereon at a rate of 5.0% per annum (or such lesser maximum amount that is permitted to be paid by applicable law, and calculated on the basis of a year consisting of 360 days) to such Purchaser, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. Notwithstanding the foregoing, nothing shall preclude any Purchaser from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section in accordance with applicable law. The parties agree that notwithstanding anything to the contrary herein, no Liquidated Damages shall be payable to a Purchaser with respect to any period during which all of such Purchaser’s Registrable Securities may be sold by such Purchaser without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable).
liv.Indemnification
(i)To the extent permitted by law, the Company shall indemnify each Purchaser and its directors, executive officers, shareholders, members, partners, employees, and agents and each Person controlling such Purchaser within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 8(e)(3) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, any amendment or supplement thereof, or other document prepared by the Company and incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Purchaser and its directors, executive officers, shareholders, members, partners, employees, and agents and each Person controlling such Purchaser, for reasonable legal and other out-of-pocket expenses reasonably incurred and documented in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use in preparation of any Registration Statement, prospectus, amendment or supplement; provided however, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of such Purchaser to comply with the covenants and agreements contained in this Section 8 respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time any Registration Statement becomes effective or in an amended prospectus filed with the SEC pursuant to Rule 424(b) which meets the requirements of Section 10(a) of the Securities Act (each, a “Final Prospectus”), such indemnity shall not inure to the benefit of any such Purchaser or any such controlling Person, if a copy of a Final Prospectus furnished by the Company to the Purchaser for delivery was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and a Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.
(ii)Each Purchaser will severally, and not jointly, indemnify the Company, each of its directors and officers, and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 8(e)(3) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, or any amendment or supplement thereof, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, and each Person controlling the Company for reasonable legal and other out-of-pocket expenses reasonably incurred and documented in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use in preparation of any Registration Statement, prospectus, amendment or supplement; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that the Final Prospectus was not made available to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and a Final Prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, a Purchaser’s aggregate liability pursuant to this subsection (2) and subsection (4) shall not exceed the net proceeds received by the Purchaser from the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.
(iii)Each party entitled to indemnification under this Section 8(e) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent. No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.
(iv)If the indemnification provided for in this Section 8(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
9.Miscellaneous.
lv.Termination. In the event that the Closing shall not have occurred with respect to a Purchaser on or before five (5) Business Days from the date hereof due to the Company’s or such Purchaser’s failure to satisfy the conditions set forth in Section 6 above (and the nonbreaching party does not waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

lvi.Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
lvii.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
lviii.Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
lix.Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
lx.Entire Agreement; Amendments. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of Common Shares representing at least a majority of the amount of the Common Shares, or, if prior to the Closing Date, the Purchasers listed on Annex A as being obligated to purchase at least a majority of the aggregate amount of the Common Shares and the Underlying Shares; provided no amendment to Section 9(a) may be made without the consent of each Purchaser. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement or holders of Shares, as the case may be. The Company has not, directly or indirectly, made any agreements with any Purchaser relating to the terms or conditions of the transactions contemplated by this Agreement except as set forth in this Agreement. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Purchaser has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.
lxi.Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
If to the Company, to its address and facsimile number set forth on the Company’s signature page hereto, with a copy (for informational purposes only) to:
Fenwick & West LLP
801 California Street
Mountain View, CA 94041
Telephone:
Email:
Attention:
If to the Transfer Agent:
EQ Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120
Telephone:
Attention:

If to a Purchaser, to its address and facsimile number set forth on its signature page hereto.
or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
lxii.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder. A Purchaser may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Purchaser hereunder with respect to such assigned rights.
lxiii.No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors, assigns, Indemnified Parties and Indemnitees, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that the Agents may rely upon the representations and warranties contained in Sections 3 and 4 hereof.
lxiv.Survival. Unless this Agreement is terminated under Section 9(a), the representations and warranties of the Company and the Purchasers contained in Sections 3 and 4, and the agreements and covenants set forth in Sections 2, 5, 8 and 9 shall survive the Closing. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
lxv.Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
lxvi.Indemnification. In consideration of each Purchaser’s execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each of their stockholders, partners, members, officers, directors and employees and any of the foregoing Persons’ agents (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document delivered by the Company in accordance with this Agreement, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby or thereby (unless such action is solely based upon a material breach of such Purchaser’s representations, warranties or covenants under this Agreement or any agreements or understandings such Purchaser may have with any such stockholder or any violations by such Purchaser of state or federal securities laws or any conduct by such Purchaser which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). For the avoidance of doubt, the mechanics and procedures with respect to the rights and obligations for the Registration Rights granted pursuant to Section 8 hereof shall be as provided in Section 8(e).
lxvii.No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
lxviii.Remedies. Each Purchaser and each holder of the Securities shall have all rights and remedies set forth in this Agreement and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security) to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that a Purchaser shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.
lxix.Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever any Purchaser exercises a right, election, demand or option under this Agreement and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
lxx.Payment Restoration. To the extent that the Company makes a payment or payments to the Purchasers hereunder or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
lxxi.Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges and each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

The undersigned has executed this Agreement as of the date first set forth above.

THE COMPANY:
AMYRIS, INC.
By:
(Signature)
Name:
Title:
Address: 5885 Hollis Street, Suite 100 Emeryville, CA 94608 Attention: Facsimile: Email:
The undersigned has executed this Agreement as of the date first set forth above.

PURCHASER:
[ ]
(Signature)
Name:
Title:
Delivery Address: __________________
_________________

Address for purposes of notice:

[Signature Page to Securities Purchase Agreement]